Matthews Asia ESG Fund

SUMMARY PROSPECTUS—INVESTOR CLASS	April 30, 2018

TICKER: MASGX

Before you invest, you may want to review the Fund’s Prospectus, which contains more information about the Fund and its risks. You can find the Fund’s Prospectus and other information about the Fund online at matthewsasia.com/prospectus. You may also obtain this information at no additional cost by calling 800.789.ASIA (2742) or by sending an e-mail request to prospectus@matthewsasia.com. The Fund’s Prospectus and Statement of Additional Information, both dated April 30, 2018, are incorporated by reference into this Summary Prospectus.

Investment Objective

Long-term capital appreciation.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of this Fund.

SHAREHOLDER FEES

(fees paid directly from your investment)

Maximum Account Fee on Redemptions (for wire redemptions only)	$9

ANNUAL OPERATING EXPENSES

(expenses that you pay each year as a percentage of the value of your investment)

Management Fees		0.66%
Distribution (12b-1) Fees		0.00%
Other Expenses		1.99%
Administration and Shareholder Servicing Fees	0.14%
Total Annual Fund Operating Expenses		2.65%
Fee Waiver and Expense Reimbursement[1]		(1.15%)
Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursement		1.50%

1	Matthews has contractually agreed (i) to waive fees and reimburse expenses to the extent needed to limit Total Annual Fund Operating Expenses (excluding Rule 12b-1 fees, taxes, interest, brokerage commissions, short sale dividend expenses, expenses incurred in connection with any merger or reorganization or extraordinary expenses such as litigation) of the Institutional Class (which is offered through a separate prospectus to eligible investors) to 1.25%, first by waiving class specific expenses (i.e., shareholder service fees specific to a particular class) of the Institutional Class and then, to the extent necessary, by waiving non-class specific expenses of the Institutional Class, and (ii) if any Fund-wide expenses (i.e., expenses that apply to both the Institutional Class and the Investor Class) are waived for the Institutional Class to maintain the 1.25% expense limitation, to waive an equal amount (in annual percentage terms) of those same expenses for the Investor Class. The Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursement for the Investor Class may vary from year to year and will in some years exceed 1.25%. If the operating expenses fall below the expense limitation in a year within three years after Matthews has made a waiver or reimbursement, the Fund may reimburse Matthews up to an amount that does not cause the expenses for that year to exceed the lesser of (i) the expense limitation applicable at the time of that fee waiver and/or expense reimbursement or (ii) the expense limitation in effect at the time of recoupment. This agreement will remain in place until April 30, 2019 and may be terminated at any time by the Board of Trustees on behalf of the Fund on 60 days’ written notice to Matthews. Matthews may decline to renew this agreement by written notice to the Trust at least 30 days before its annual expiration date.

EXAMPLE OF FUND EXPENSES

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The example reflects the expense limitation for the one year period only. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

One year: $153	Three years: $714	Five years: $1,302	Ten years: $2,898

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example of fund expenses, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 29% of the average value of its portfolio.

PS-MASGX-0418

Principal Investment Strategy

Under normal market conditions, the Matthews Asia ESG Fund seeks to achieve its investment objective by investing at least 80% of its net assets, which include borrowings for investment purposes, in the common and preferred stocks of companies of any market capitalization located in Asia that Matthews believes satisfy one or more of its environmental, social and governance (“ESG”) standards. The Fund may also invest in convertible securities and fixed-income securities, of any duration or quality, including high yield securities (also known as “junk bonds”), of Asian companies. Asia consists of all countries and markets in Asia and includes developed, emerging, and frontier countries and markets in the Asian region. A company or other issuer is considered to be “located” in a country or a region, and a security or instrument will deemed to be an Asian (or specific country) security or instrument, if it has substantial ties to that country or region. Matthews currently makes that determination based primarily on one or more of the following criteria: (A) with respect to a company or issuer, whether (i) it is organized under the laws of that country or any country in that region; (ii) it derives at least 50% of its revenues or profits from goods produced or sold, investments made, or services performed, or has at least 50% of its assets located, within that country or region; (iii) it has the primary trading markets for its securities in that country or region; (iv) it has its principal place of business in or is otherwise headquartered in that country or region; or (v) it is a governmental entity or an agency, instrumentality or a political subdivision of that country or any country in that region; and (B) with respect to an instrument or issue, whether (i) its issuer is headquartered or organized in that country or region; (ii) it is issued to finance a project with significant assets or operations in that country or region; (iii) it is secured or backed by assets located in that country or region; (iv) it is a component or its issuer is included in a recognized securities index for the country or region; or (v) it is denominated in the currency of an Asian country and addresses at least one of the other above criteria. The term “located” and the associated criteria listed above have been defined in such a way that Matthews has latitude in determining whether an issuer should be included within a region or country. The Fund may also invest in depositary receipts, including American, European and Global Depositary Receipts.

The Fund’s primary focus is long-term capital appreciation. In achieving this objective, the Fund seeks to invest in companies that Matthews believes to be undervalued but of high quality and run by management teams with good operating and governance track records. While the Fund may invest in companies across the market capitalization spectrum, it has in the past invested, and may continue to invest, a substantial portion of Fund assets in smaller companies. In addition, the Fund seeks to invest in those Asian companies that have the potential to profit from the long-term opportunities presented by global environmental and social challenges as well as those Asian companies that proactively manage long-term risks presented by these challenges.

In addition to traditional financial data, the stock selection process takes into consideration ESG factors that the portfolio managers believe help identify companies with superior business models. There are no universally agreed upon objective standards for assessing ESG factors for companies. Rather, these factors tend to have many subjective characteristics, can be difficult to analyze, and frequently involve a balancing of a company’s business plans, objectives, actual conduct and other factors. ESG factors can vary over different periods and can evolve over time. They may also be difficult to apply consistently across regions, countries, industries or sectors. For these reasons, ESG standards may be aspirational and tend to be stated broadly and applied flexibly. In addition, investors and others may disagree as to whether a certain company satisfies ESG standards given the absence of generally accepted criteria. In implementing its ESG strategy, the Fund evaluates potential investments primarily based on the following factors: sustainable environmental practices, responsible resource management and energy efficiency; policies regarding social responsibility, employee welfare, diversity and inclusion; and sound governance practices that align the interests of shareholders and management and emphasize a commitment to ESG integration. Businesses that meet one or more of the Fund’s ESG standards are generally businesses that currently engage in practices that have the effect of, or in the opinion of Matthews, have the potential of, making human or business activity less destructive to the environment or businesses that promote positive social and economic developments. There can be no guarantee that a company that Matthews believes meets one or more of the Fund’s ESG standards will actually conduct its affairs in a manner that is less destructive to the environment, or that promotes positive social and economic developments. The Fund intends to engage its portfolio companies on ESG matters through active dialogue and proxy voting and by encouraging enhanced ESG disclosure.

Principal Risks of Investment

There is no guarantee that your investment in the Fund will increase in value. The value of your investment in the Fund could go down, meaning you could lose money. The principal risks of investing in the Fund are:

Political, Social and Economic Risks of Investing in Asia: The value of the Fund’s assets may be adversely affected by political, economic, social and religious instability; inadequate investor protection; changes in laws or regulations of countries within the Asian region (including countries in which the Fund invests, as well as the broader region); international relations with other nations; natural disasters; corruption and military activity. The Asian region, and particularly China, Japan and South Korea, may be adversely affected by political, military, economic and other factors related to North Korea. In addition, China’s long-running conflict over Taiwan, border disputes with many of its neighbors and historically strained relations with Japan could adversely impact economies in the region. The economies of many Asian countries differ from the economies of more developed countries in many respects, such as rate of growth, inflation, capital reinvestment, resource self-sufficiency, financial system stability, the national balance of payments position and sensitivity to changes in global trade. Deflationary factors could also reemerge in certain Asian markets, the potential effects of which are difficult to forecast. While certain Asian governments will have the ability to offset deflationary conditions through fiscal or budgetary measures, others will lack the capacity to do so. Certain Asian countries are highly dependent upon and may be affected by developments in the United States, Europe and other Asian economies. China’s economy, particularly its export-oriented industries, may be adversely impacted by trade or political disputes with China’s major trading partners, including the U.S. In addition, as its consumer class emerges, China’s domestically oriented industries may be especially sensitive to changes in government policy and investment cycles. China’s currency, which historically has been managed in a tight range relative to the U.S. dollar, may in the future be subject to greater uncertainty as Chinese authorities change the policies that determine the exchange rate mechanism. Global economic conditions, and international trade, affecting Asian economies and companies could deteriorate as a result of political instability and uncertainty, and politically motivated actions, in the United States and Europe, as well as increased tensions with certain nations such as Russia.

Currency Risks: When the Fund conducts securities transactions in a foreign currency, there is the risk of the value of the foreign currency increasing or decreasing against the value of the U.S. dollar. The value of an investment denominated in a foreign currency will decline in dollar terms if that currency weakens against the dollar. While the Fund is permitted to hedge currency risks, Matthews does not anticipate doing so at this time. Additionally, Asian countries may utilize formal or informal currency-exchange controls or “capital controls.” Capital controls may impose restrictions on the Fund’s ability to repatriate investments or income. Such controls may also affect the value of the Fund’s holdings.

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Risks Associated with Emerging and Frontier Markets: Many Asian countries are considered emerging or frontier markets (newer or less developed emerging markets are also sometimes referred to as frontier markets). Such markets are often less stable politically and economically than developed markets such as the United States, and investing in these markets involves different and greater risks. There may be less publicly available information about companies in many Asian countries, and the stock exchanges and brokerage industries in many Asian countries typically do not have the level of government oversight as do those in the United States. Securities markets of many Asian countries are also substantially smaller, less liquid and more volatile than securities markets in the United States.

Depositary Receipts: Although depositary receipts have risks similar to the securities that they represent, they may also involve higher expenses and may trade at a discount (or premium) to the underlying security. In addition, depositary receipts may not pass through voting and other shareholder rights, and may be less liquid than the underlying securities listed on an exchange.

Volatility: The smaller size and lower levels of liquidity in emerging markets, as well as other factors, may result in changes in the prices of Asian securities that are more volatile than those of companies in more developed regions. This volatility can cause the price of the Fund’s shares (NAV) to go up or down dramatically. Because of this volatility, it is recommended that you invest in the Fund only for the long term (typically five years or longer).

Responsible Investing Risk: The Fund’s consideration of ESG factors in making its investment decisions may affect the Fund’s exposure to certain issuers, industries, sectors, regions or countries and may impact the Fund’s relative investment performance—positively or negatively—depending on whether such investments are in or out of favor in the market. Although an investment by the Fund in a company may satisfy one or more ESG standards in the view of the portfolio managers, that same company may also fail to satisfy other ESG standards, in some cases even egregiously.

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Past Performance

The bar chart below shows the Fund’s performance for each full calendar year since its inception and how it has varied from year to year, reflective of the Fund’s volatility and some indication of risk. Also shown are the best and worst quarters for this time period. The table below shows the Fund’s performance over certain periods of time, along with performance of its benchmark index. The information presented below is past performance, before and after taxes, and is not a prediction of future results. Both the bar chart and performance table assume reinvestment of all dividends and distributions. For the Fund’s most recent month-end performance, please visit matthewsasia.com or call 800.789.ASIA (2742).

ANNUAL RETURNS FOR YEARS ENDED 12/31

AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED DECEMBER 31, 2017

	1 year	Since Inception (04/30/15)
Matthews Asia ESG Fund
Return before taxes	33.79%	7.82%
Return after taxes on distributions[1]	32.21%	7.20%
Return after taxes on distributions and sale of Fund shares[1]	19.64%	5.91%
MSCI All Country Asia ex Japan Index
(reflects no deduction for fees, expenses or taxes)	42.08%	7.62%

1	After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Investment Advisor

Matthews International Capital Management, LLC (“Matthews”)

Portfolio Managers

Lead Manager: Vivek Tanneeru has been a Portfolio Manager of the Matthews Asia ESG Fund since its inception in 2015.

Co-Manager: Winnie Chwang has been a Portfolio Manager of the Matthews Asia ESG Fund since its inception in 2015.

Convertible Securities: The Fund may invest in convertible preferred stocks, and convertible bonds and debentures. The risks of convertible bonds and debentures include repayment risk and interest rate risk. Many Asian convertible securities are not rated by rating agencies like Moody’s Investors Service, Inc. (“Moody’s”), Standard and Poor’s Corporation (“S&P”) and Fitch Inc. (“Fitch”), or, if they are rated, they may be rated below investment grade (these are referred to as “junk bonds,” which are primarily speculative securities, and include unrated securities, regardless of quality), which may have a greater risk of default. Investments in convertible securities may also subject the Fund to currency risk and risks associated with foreign exchange rate. Convertible securities may trade less frequently and in lower volumes, making it difficult for the Fund to value those securities. The Fund may invest in convertible debt securities of any maturity and in those that are unrated, or would be below investment grade if rated. Therefore, credit risk may be greater for the Fund than for other funds in higher-grade securities.

Interest Rate Risk: Fixed-income securities may decline in value because of changes in interest rates. Bond prices generally rise when interest rates decline and generally decline when interest rates rise.

High Yield Securities Risk: High yield securities or unrated securities of similar credit quality (commonly known as “junk bonds”) are more likely to default than higher rated securities. These securities typically entail greater potential price volatility and are considered predominantly speculative. They may also be more susceptible to adverse economic and competitive industry conditions than higher-rated securities.

Risks Associated with Smaller Companies: Smaller companies may offer substantial opportunities for capital growth; they also involve substantial risks, and investments in smaller companies may be considered speculative. Such companies often have limited product lines, markets or financial resources. Smaller companies may be more dependent on one or few key persons and may lack depth of management. Larger portions of their stock may be held by a small number of investors (including founders and management) than is typical of larger companies. Credit may be more difficult to obtain (and on less advantageous terms) than for larger companies. As a result, the influence of creditors (and the impact of financial or operating restrictions associated with debt financing) may be greater than in larger or more established companies. The Fund may have more difficulty obtaining information about smaller companies, making it more difficult to evaluate the impact of market, economic, regulatory and other factors on them. Informational difficulties may also make valuing or disposing of their securities more difficult than it would for larger companies. Securities of smaller companies may trade less frequently and in lesser volume than more widely held securities and the securities of such companies generally are subject to more abrupt or erratic price movements than more widely held or larger, more established companies or the market indices in general. The value of securities of smaller companies may react differently to political, market and economic developments than the markets as a whole or than other types of stocks.

Purchase and Sale of Fund Shares

You may purchase and sell Fund shares directly through the Fund’s transfer agent by calling 800.789.ASIA (2742) or online at matthewsasia.com. Fund shares may also be purchased and sold through various securities brokers and benefit plan administrators or their sub-agents. You may purchase and redeem Fund shares by electronic bank transfer, check, or wire. The minimum initial and subsequent investment amounts for various types of accounts offered by the Fund are shown below.

Type of Account	Minimum Initial Investment	Subsequent Investments
Non-retirement	$2,500	$100
Retirement and Coverdell	$500	$50

The minimum investment requirements do not apply to Trustees, officers and employees of the Fund and Matthews, and their immediate family members.

Tax Information

The Fund’s distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Tax-deferred arrangements may be taxed later upon withdrawal from those accounts.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase Fund shares through a broker-dealer or other financial intermediary (such as a bank), Matthews may pay the intermediary for the sale of Fund shares and related services. Shareholders who purchase or hold Fund shares through an intermediary may inquire about such payments from that intermediary. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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